CONSENT OF INDEPENDENT ACCOUNTING FIRM We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333- 174814) of Orion Marine Group, Inc. of our report, which is dated March 31, 2015, relating to our audits of the financial statements of T.A.S. Holdings, LLC and Subsidiaries. Houston, TX October 22, 2015